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                                                                   EXHIBIT 3.131

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:30 AM O6/16/2000
                                                           001308587 - 3246282

                            CERTIFICATE OF FORMATION

                                       OF

                      Williams Fork Mountain Ranch, L.L.C.

         1. The name of the limited liability company is:

                  Williams Fork Mountain Ranch, L.L.C.

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Williams Fork Mountain Ranch, U.C. this 15th day of June, 2000.

                                                         /s/ D. R. Joest
                                                         -----------------------
                                                         D. R. Joest
                                                         SECRETARY

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                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 02:30 PM 07/24/2000
                                                          001374376 - 3246282

                            CERTIFICATE OF AMENDMENT

                                       OF

                      WILLIAMS FORK MOUNTAIN RANCH, LL.C.

         1. The name of the limited liability company is Williams Fork Mountain Ranch, L.LC.

         2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     The name of the company is changed to Peabody Recreational Lands, L.L. C.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Williams Fork Mountain Ranch, LL.C. this 24th day of July, 2000.

                                                           /s/ D.R. Joest
                                                           --------------------
                                                           D.R. Joest, Secretary